UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2024

TXO Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41605 (Commission File Number)	32-0368858 (IRS Employer Identification No.)
400 West 7th Street, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
(817) 334-7800
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2024, TXO Partners, L.P. (the “Partnership”) announced the appointment of Gary. D. Simpson as the Partnership’s President of Production and Development, effective as of November 5, 2024, succeeding Keith A. Hutton. Mr. Simpson, age 61, has served as Senior Vice President of the General Partner since January 2023. Mr. Simpson has been a consultant at the Partnership since its founding in 2012. Prior to joining the Partnership, Mr. Simpson served as Senior Vice President of Investor Relations & Finance and board member at XTO Energy Inc., prior to its acquisition by ExxonMobil Corporation in 2010. Mr. Simpson’s prior company affiliations include XTO Energy Inc., Simpson Oil & Land Company, Arco International Oil & Gas, Inc. and ExxonMobil Corporation. Mr. Simpson received a Bachelor of Science, magna cum laude, in Petroleum Engineering from Texas A&M University in 1985 and a Master of Fine Arts from the American Film Institute in 1996. Mr. Simpson is the nephew of Bob R. Simpson, Chief Executive Officer, Chairman and Director of the Partnership.

In connection with Mr. Simpson’s appointment, there will be no change to Mr. Simpson’s compensatory arrangement and Mr. Simpson will continue receiving his current salary and benefits.

There is no arrangement or understanding between Mr. Simpson and any other person pursuant to which Mr. Simpson was selected as an officer. Mr. Simpson does not have any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K. Mr. Simpson does not hold any other director positions in public companies.

Effective November 5, 2024, Mr. Hutton, will serve as Executive Vice President of the General Partner and will continue to serve as a member of the Board. Concurrent with his appointment as Executive Vice President, Mr. Hutton will no longer be deemed an “officer” of the General Partner for purposes of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) or an “executive officer” of the General Partner for purposes of Rule 3b-7 of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

    On November 5, 2024, the Partnership issued a press release announcing the declaration of its quarterly distribution for the third quarter of 2024. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

    Information in this Item 7.01 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by TXO Partners, L.P. on November 5, 2024

104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXO Partners, L.P.

	By:	TXO Partners GP, LLC
its general partner

Dated: November 5, 2024	By:	/s/ Brent W. Clum
		Name:	Brent W. Clum
		Title:	President of Business Operations and Chief Financial Officer

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